UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):          February 27, 2007

XO HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-30900	54-1983517
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

11111 Sunset Hills Road Reston, Virginia (Address of Principal Executive Offices)	20190 (Zip Code)

Registrant’s telephone number including area code: 703-547-2000

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

Credit Agreement Waiver

     On March 6, 2007, XO Holdings, Inc. (the “Company”) and its subsidiaries entered into an agreement that waives compliance through December 31, 2007 with certain financial covenants under the Amended and Restated Credit and Guaranty Agreement, dated January 16, 2003 (as amended, supplemented or otherwise modified, and as it may be further amended, supplemented or otherwise modified), by and among XO Communications, LLC, a Delaware limited liability company (“XO LLC”), certain affiliates and subsidiaries of XO LLC, as Guarantors, the Lenders party thereto from time to time and Mizuho Corporate Bank, Ltd., as administrative agent. A copy of the waiver agreement is filed herewith as Exhibit 10.1 and is incorporated by reference into this Item 1.01.

Lease Agreement

     On February 28, 2007, XO LLC entered into a Deed of Lease (“Lease”) with Presidents Park II LLC (“Landlord”) for a 104,883 square foot facility in Herndon, Virginia, which will serve as the Company’s corporate headquarters. The Lease expires in November, 2017 and is renewable for two five-year terms at the Company’s option upon the performance and existence of certain conditions.

Item 8.01. Other Events.

     As previously disclosed by the Company in its periodic reports filed with the Securities and Exchange Commission (“SEC”), on January 9, 2006, a stockholder, Allegiance Telecom Liquidating Trust (the “ATLT”), filed a complaint in the Delaware Court of Chancery challenging the sale of the Company’s wireline business. The complaint, Allegiance Telecom Liquidating Trust v. Carl C. Icahn, et al. (C.A. No. 1877-N), named as defendants XO Communications, Inc. (“XO Inc.”), the Company’s directors and certain affiliates of Carl Icahn, the Chairman of XO Inc.’s Board of Directors.

     On February 27, 2007, the Delaware Court of Chancery judge issued an order approving the parties’ stipulation to dismiss ATLT’s complaint with prejudice. The parties agreed to the dismissal upon ATLT’s disclosure that they no longer beneficially owned any shares of the Company’s common stock.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit 10.1	Waiver with Respect to Amended and Restated Credit and Guaranty Agreement, dated as of March 6, 2007, between the Company, its subsidiaries and Arnos Corp., as Requisite Lenders

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XO HOLDINGS, INC.

By:	/s/ Gregory Freiberg

Name:	Gregory Freiberg
Title:	Senior Vice President and
Chief Financial Officer

Date: March 9, 2007

Exhibit Index

Exhibit No	Description

Exhibit 10.1	Waiver with Respect to Amended and Restated Credit and Guaranty Agreement, dated as of March 6, 2007, between the Company, its subsidiaries and Arnos Corp., as Requisite Lenders